MEDITRUST OPERATING COMPANY SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Meditrust Operating Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Joint Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Needham, Commonwealth of Massachusetts as of March 17, 1998.

                           MEDITRUST OPERATING COMPANY



                           By:  /s/ Abraham D. Gosman
                                -----------------------------------------
                                Name: Abraham D. Gosman
                                Title: Chairman of the Board,
                                   Chief Executive Officer and Treasurer


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Michael J. Bohnen and Paul R. Eklund his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Joint Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Joint Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                     Title
---------                                                     -----
  /s/ Abraham D. Gosman                          Chairman of the Board,
---------------------------                      Chief Executive Officer
Abraham D. Gosman                                 and Treasurer
                                                  (Principal Executive, Financial
                                                  and Accounting Officer)                         March 17, 1998









  /s/ Donald J. Amaral                           Director                                         March 17, 1998
-----------------------------
Donald J. Amaral


  /s/ David S. Benson                            Director                                         March 17, 1998
-----------------------------
David S. Benson


  /s/ Edward W. Brooke                           Director                                         March 17, 1998
-----------------------------
Edward W. Brooke


-----------------------------                    Director
James P. Conn

 /s/ John C. Cushman
-----------------------------                    Director                                         March 17, 1998
John C. Cushman


/s/ C. Gerald Goldsmith                          Director                                         March 17, 1998
-----------------------------
C. Gerald Goldsmith


/s/ Phillip L. Lowe                              Director                                         March 17, 1998
-----------------------------
Phillip L. Lowe



  /s/ Thomas J. Magovern                         Director                                         March 17, 1998
-----------------------------
Thomas J. Magovern


  /s/ Gerald Tsai, Jr.                           Director                                         March 17, 1998
-----------------------------
Gerald Tsai, Jr.



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